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                 SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

              WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND

The following replaces certain information contained in the fund's Advisor Class Prospectus and Statement of Additional Information.

The fund's Board of Directors has determined to cease offering Advisor Class shares and to exchange the fund's Advisor Class shares currently outstanding for the fund's Common Class shares. Upon completion of the exchanges, holders of the fund's Advisor Class shares will become holders of the fund's Common Class shares having a value equal to the value of their Advisor Class share holdings.

The fund's Common Class has a lower expense ratio than the fund's Advisor Class because it charges no Rule 12b-1 fee. No gain or loss for federal income tax purposes will be recognized by Advisor Class shareholders as a result of the exchanges, which are expected to occur on June 1, 2000.

Dated: May 23, 2000                                                ADBDF-16-0500